Exhibit 99.1

NEWS RELEASE
Lakes Entertainment, Inc.
130 Cheshire Lane, Suite 101
Minnetonka, MN 55305
952-449-9092
952-449-9353 (fax)
www.lakesentertainment.com
(NASDAQ: LACO)

FOR FURTHER INFORMATION CONTACT:
Timothy Cope — 952-449-7030

FOR IMMEDIATE RELEASE:
February 27, 2009

LAKES ENTERTAINMENT TO HOST CONFERENCE CALL AND
WEBCAST ON FOURTH QUARTER AND FULL YEAR 2008 RESULTS
MINNEAPOLIS — February 27, 2009 — Lakes Entertainment, Inc. (NASDAQ: LACO) announced it will host a conference call and webcast to discuss the Company’s fourth quarter and full year 2008 financial results on Thursday, March 5, at 1:00 p.m. CST (2:00 p.m. EST). The Company will issue financial results prior to the call.
Chairman of the Board and Chief Executive Officer Lyle Berman, and President and Chief Financial Officer Tim Cope will recap the fourth quarter and full year 2008 results and provide a business update.
WHEN:
Thursday, March 5, 2009
Conference Call: 1:00 p.m. CST (2:00 p.m. EST)
Dial-in Number: (800) 299-7098
Passcode: 74659307
WEBCAST: To listen to a live webcast of the conference call, go to Lakes’ web site, www.lakesentertainment.com, and click on “Conference Call.”
The webcast replay will be available from 4:00 p.m. CST, Thursday, March 5, until 11:59 p.m. CST, Thursday, March 19, on the Lakes Entertainment website at www.lakesentertainment.com. Listening to the webcast requires speakers and Windows Media Player. If you do not have Media Player, download the free software at www.windowsmedia.com.

If you do not have Internet access and want to listen to an audio replay, call (888) 286-8010 and enter conference call code 42009535. The audio replay will be available beginning at 4:00 p.m. CST on Thursday, March 5, until 11:59 p.m. CST, Thursday, March 19, 2009.
About Lakes Entertainment
Lakes Entertainment, Inc. currently has development and management or financing agreements with four separate Tribes for casino operations in Michigan, California, and Oklahoma, for a total of five separate casino sites. Lakes is currently managing the Cimarron Casino for the Iowa Tribe of Oklahoma, the Four Winds Casino Resort for the Pokagon Band of Potawatomi Indians and the Red Hawk Casino for the Shingle Springs Band of Miwok Indians. Lakes is also involved in other business activities, including the development of new table games for licensing to tribal and non-Tribal casinos.

The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Certain information included in this press release (as well as information included in oral statements or other written statements made or to be made by Lakes Entertainment, Inc.) contains statements that are forward-looking, such as statements relating to plans for future expansion and other business development activities as well as other capital spending, financing sources and the effects of regulation (including gaming and tax regulation) and competition. Such forward-looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ from those expressed in any forward-looking statements made by or on behalf of the company. These risks and uncertainties include, but are not limited to, need for potential future financing to meet Lakes’ development needs; those relating to the inability to complete or possible delays in completion of Lakes’ casino projects, including various regulatory approvals and numerous other conditions which must be satisfied before completion of these projects; possible termination or adverse modification of management or development contracts; Lakes operates in a highly competitive industry; possible changes in regulations; reliance on continued positive relationships with Indian tribes and repayment of amounts owed to Lakes by Indian tribes; possible need for future financing to meet Lakes’ expansion goals; risks of entry into new businesses; and reliance on Lakes’ management. For more information, review the company’s filings with the Securities and Exchange.